Exhibit 99.2




    Certification Pursuant to Chapter 63, Title 18 United States Code ss.1350
           As Adopted by Section 906 of the Sarbanes-Oxley Act of 2002
                  Accompanying Quarterly Report on Form 10-Q of
     The Hain Celestial Group, Inc. for the Quarter Ended December 31, 2002



         I, Ira J. Lamel, Chief Financial Officer of The Hain Celestial Group, Inc. (the "Company"), certify that the accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                Date: February 14, 2003


                                /s/ Ira J. Lamel
                                --------------------------------
                                Ira J. Lamel
                                Chief Financial Officer